SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                 ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2001

                                BRT REALTY TRUST
               (Exact name of registrant as specified in charter)



                         Massachusetts 1-7172 13-2755856
               (State or other (Commission file no.) (IRS Employer
                            jurisdiction of I.D. No.)
                                 incorporation)

           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
               (Address of principal executive offices) (Zip code)

         Registrant's telephone number, including area code 516-466-3100
                                                            ------------

Item 5.   Other Events

     On July 25, 2001, Registrant consummated a $15 million revolving credit facility with North Fork Bank. The material terms of the transaction are as follows:

Lender:                    North Fork Bank

Borrower:                  BRT Realty Trust

Maximum
  Loan Amount:             $15,000,000; no monies have been borrowed under the
                           line as of date hereof.

Term: Maturity is August 1, 2004. BRT may extend for two 1 year periods for a fee of $37,500 each and by providing notice no earlier than May 1, 2004 and no later than June 1, 2004 for the first extension period and no earlier than May 1, 2005 and no later than June 1, 2005 for the second extension period.

Rate: Prime +1/2%; provided that if certain balance requirements are met the rate is reduced to Prime.

Fee:                       $75,000 with $37,500 fees for each extension period.

Collateral:                The maximum amount of the loan cannot be more than
                           60% of first mortgages pledged to the Lender. No more than 20% of the pledged loans by amount may be outside the New York City metropolitan area (includes
                           New York, New Jersey, Connecticut and Pennsylvania).

Net Worth
  Covenant:                $50,000,000 exclusive of securities available for
                           sale.

Liquid Assets
  Covenant:                Borrower shall maintain cash or marketable securities
                           at all times equal to the following:


                           Amount of Debt Outstanding   Liquid Asset Requirement
                           --------------------------   ------------------------

                           Up to $5,000,000.00         20% of outstanding amount
                           Above $5,000,000.00         15% of outstanding amount


Debt Covenant:             Borrower must maintain a 1.65:1 debt coverage ratio
                           on the Loan as if fully advanced. In addition, Borrower's total recourse bank debt to shareholders equity must not exceed 30%.

Prepayment:                Prepayment is permitted without penalty.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements - none.
          (b)  Pro Forma Financial Information - not applicable.
          (c) Exhibits - Promissory Note dated as of July 25, 2001 by BRT Realty Trust to the order of North Fork Bank; Revolving Credit Agreement dated as of July 25, 2001 between BRT Realty Trust and North Fork Bank;

                                 NORTH FORK BANK
                                 PROMISSORY NOTE


BORROWER:   BRT REALTY TRUST (the "Borrower")

PRINCIPAL:    $15,000,000.00            Date: As of July 25, 2001


PROMISE TO PAY: The undersigned Borrower, jointly and severally if more than one signer, does hereby promise to pay to the order of NORTH FORK BANK (the "Bank") at its offices at 275 Broadhollow Road, Melville, New York 11747, or at any of its branches, the sum of Fifteen Million and NO/100 ($15,000,000.00) DOLLARS or the aggregate unpaid principal amount of all advances made to the Borrower by the Bank, whichever is less, plus interest thereon, from the date hereof in the manner set forth below.

RATE AND PAYMENT: The unpaid principal balance hereunder shall bear interest at the rate of the Bank's Prime Rate plus one half of one (1/2%) percent per annum, adjusted monthly, subject to increase or reduction as hereinafter provided (the "Interest Rate"). Interest shall be payable monthly beginning on August 1, 2001 and on the 1st day of each month thereafter until August 1, 2004, when all unpaid principal and interest shall be due in full, unless the term hereof is extended as hereinafter provided.

Until the Debt (as defined in that certain Revolving Credit Agreement (the "Agreement" between Borrower and Lender of even date herewith) has been repaid in full, the Borrower agrees to establish and maintain an account (account #6224002938) with the Bank. Borrower hereby unconditionally and irrevocably authorizes the Bank to automatically debit from such account any and all payments due hereunder and unconditionally warrant and represent to Lender that Borrower shall, until the Debt has been repaid in full, maintain sufficient funds in such account to pay same. If no funds are available in such account, the Borrower hereby authorizes Lender to debit any such payment due from any other account or accounts [other than tenant security deposit accounts and escrow accounts in connection with the Collateral (as defined in the Agreement)] maintained by Borrower with the Bank, provided, however, Lender's authorization to debit such accounts is limited to the amounts due under this Promissory Note and/or the other documents executed in connection herewith.

Payments shall be applied first to interest on unpaid principal balances to the date payment is received by the Bank and then to reduction of principal. If the Interest Rate is based on the Bank's announced Prime Rate, the Interest Rate shall change when the Prime Rate changes and nothing herein shall prevent the Bank from loaning money at less than prime on such terms and conditions as it deems advisable. Interest shall be calculated on the basis of a 360 day year and shall be collected based upon actual number of days elapsed.

Notwithstanding the foregoing, in the event that, and during such time as the Borrower and its affiliates shall maintain not less than (i) $4,000,000.00 in DDA accounts at with the Bank, (ii) not less than $1,500,000.00 in interest bearing accounts with the Bank and (iii) an additional $1,500,000.00 in any combination of DDA and/or interest bearing accounts with the Bank, the Interest Rate shall be reduced to be equal to the Bank's Prime Rate.

GRID NOTE: This is the promissory note referenced to in the Agreement and shall be governed by the terms thereof. The Borrower may borrow, repay in whole or in part on a revolving basis aggregate amounts up to $15,000,000.00 subject to the provisions of the Agreement. The date and amount of each advance made and each payment of principal received by the Bank hereunder shall be recorded and entered on the books and records of the Bank, which shall, in absence of manifest error, be presumptive evidence as to the outstanding principal amount due hereunder; provided, however, that the failure to record any advance or repayment shall not limit or otherwise affect the obligation of Borrower under this Note.

PREPAYMENT: Prepayment in whole or in part may be made at any time without penalty. Prepayment must be made in the event and to the extent that the outstanding amount hereunder exceeds sixty (60%) of the principal amount of the Collateral. During the Term hereof, any funds so prepaid may be re-advanced pursuant to the terms hereof.

DEFAULT INTEREST RATE: The unpaid principal sum under this Note shall bear interest at a rate equal to twenty four (24%) percent on and after the occurrence of any event of default hereunder or under the Agreement, beyond applicable notice, grace and cure periods, if any and until the entire principal sum hereof has been fully paid, both before and after the entry of any judgment with respect to such event, but in no event shall the rate either before or after the occurrence of an event of default exceed the highest rate of interest, if any, permitted under applicable New York or Federal Law.

SECURITY:  This Note is secured by the Collateral (as defined in the Agreement).
--------

RIGHT OF OFFSET: If any payment is not made on time, or if the entire balance becomes due and payable and is not paid, all or part of the amount due may be offset out of any account or other property which the Borrower has at the Bank or any affiliate of the Bank without prior notice or demand. This provision is in addition to any not in limitation of any of the Bank's rights by statute or at common law.

LATE CHARGES: Borrower will pay a charge of four (4%) percent of any amount which cannot be debited from its account due to insufficient balances on the Debit Date, as liquidated damages for failure to make timely payment and such late charge shall be secured by the Collateral.

DEFAULT: The Bank may decline to make advances and/or may declare the entire unpaid balance of the Note due and payable on the happening of any default hereunder or under the Agreement or any of the other documents executed in connection therewith.

ADVANCES: All advance requests must be in writing and must be made no less than three (3) days in advance of the date that the funds are to be disbursed. No advance will be made if such advance will cause the amount then outstanding under this Note to exceed sixty (60%) percent of the outstanding principal balance of the Mortgages (as defined in the Agreement) then pledged as Collateral for the repayment of the sums advance hereunder, provided that none of the loans secured by such Mortgages are monetarily delinquent (other than minor escrow shortages) for more than sixty (60) days or are otherwise in material default.

OPTION TO EXTEND. A. Provided that: (i) the Borrower is not in default under the terms of this Note or the Agreement as of May 1, 2004 up to and including August 1, 2004; the Borrower has furnished all of the information and documentation the Borrower is required to furnish to the Bank pursuant to this Note, the Agreement, and/or any other document executed in connection herewith and (iii) the Borrower has not been late in making the monthly payments due hereunder more than three (3) times in any twelve (12) month period the Borrower shall have the option to extend the term of this Note for an additional one (1) year (the "First Extended Term") on the same terms and conditions as set forth herein. In order to exercise its option the Borrower must give written notice to the Bank on or before June 1, 2004 but not prior to May 1, 2004 (with time being of the essence) and must simultaneously therewith submit to the Bank an extension fee the sum of $37,500.00.

         B. In the event that Borrower has extended the maturity date hereunder for the First Extended Term, as provided in paragraph A hereof, and provided that: (i) the Borrower is not in default under the terms of this Note or the Agreement as of May 1, 2005 up to and including August 1, 2005; the Borrower has furnished all of the information and documentation the Borrower is required to furnish to the Bank pursuant to this Note, the Agreement, and/or any other document executed in connection herewith and (iii) the Borrower has not been late in making the monthly payments due hereunder more than three (3) times in any twelve (12) month period, the Borrower shall have the option to extend the term of this Note for an additional one (1) year (the "Second Extended Term") on the same terms and conditions as set forth herein. In order to exercise its option the Borrower must give written notice to the Bank on or before June 1, 2005 but not prior to May1, 2005 (with time being of the essence) and must simultaneously therewith submit to the Bank an extension fee the sum of $37,500.00.

NO ORAL MODIFICATIONS.     This Note may not be changed or terminated orally.
----------------------

IN WITNESS WHEREOF, the Borrower has signed this Note as of the 25th day of July, 2001.

                           BRT Realty Trust


                           By: ______________________
                               Mark H. Lundy, Vice President

STATE OF NEW YORK )
                  )ss.:
COUNTY OF SUFFOLK )


         On the 25th day of July, 2001, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


                                  ------------------------------
                                  Notary Public

                                 PROMISSORY NOTE


                                 BRT REALTY TRUST

                                     - to -

                                 NORTH FORK BANK


                      Stark, Amron, Liner & Narotsky, LLP
                             7 Penn Plaza, Suite 600
                            New York, New York 10001

                           REVOLVING CREDIT AGREEMENT

         THIS REVOLVING CREDIT AGREEMENT (this ("Agreement") is made as of the 25th day of July, 2001, between BRT REALTY TRUST, a Massachusetts business trust, with offices at 60 Cutter Mill Road, Suite 303, Great Neck, New York 10021 (the "Borrower") and NORTH FORK BANK, a corporation organized under the Banking Law of the State of New York having its principal offices at 275 Broadhollow Road, Melville, New York 11747 (the "Lender").

                             W I T N E S S E T H

         WHEREAS, the Borrower or an affiliate of Borrower is the owner and holder of those certain Loans set forth on Exhibit A annexed hereto and made a part hereof (the "Loans"), and the notes evidencing same (the "Mortgage Notes"), which notes are secured by mortgages encumbering real property (the "Mortgages"); and

         WHEREAS, the Lender has agreed to make available to the Borrower a credit facility in the maximum principal amount of FIFTEEN MILLION AND 00/100 ($15,000,000.00) DOLLARS, provided, however, that any no time shall the outstanding principal balance exceed sixty (60%) of the principal due with respect to the Loans, lawful money of the United States, to be paid according to a certain Promissory Note bearing even date herewith (the "Note"), together with any additional sums due under the terms of the Note and this Agreement (the "Debt"), secured by collateral assignments of the Mortgages, the Mortgage Notes and all of the other documents executed in connection with the Loans, and all of Borrower's rights and remedies under the Mortgage Notes and the Mortgages and all of Borrower's rights with respect to any items of collateral now or hereafter held by the Borrower in connection with the Loans (collectively, the "Collateral"); and

         WHEREAS, simultaneously with the execution hereof, the Borrower has executed and delivered to the Lender (i) all of the original Mortgage Notes;
(ii) all of the original recorded Mortgages; (iii) all original guarantees, title policies, assignments of leases and rents and other documents received by the Borrower in connection with each of the Loans (collectively, the "Other Documents"), and (iv) a collateral assignment, in the form annexed hereto as Exhibit B (the "Collateral Assignments") of each of the Mortgage Notes and Mortgages in connection with each Loan, together will all Other Documents in connection with such Loan, as security for the Borrower's performance of its obligations under the Note and this Agreement.

         NOW, THEREFORE, in consideration of ten ($10.00) dollars, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby covenants and agrees with the Lender that:

         1. The Borrower will pay the Debt as provided herein and in the Note.

         2. The Borrower warrants that it is lawful owner and holder of the Collateral, free and clear of all liens, claims and encumbrances of any kind or nature whatsoever, except as specifically set forth on Exhibit A annexed hereto and made a part hereof. The Borrower further represents and warrants that the unpaid principal balance of each of the Loans is as set forth on said Exhibit A.

         3. A. The Borrower will keep in effect such insurance with respect to the Collateral as the Lender may reasonably require and shall pay the premiums for such insurance as same become due and payable. All policies of insurance (the "Policies") shall be issued by an insurer acceptable to the Lender. The Borrower will assign and deliver the Policies to the Lender. Not later than fifteen (15) days prior to the expiration date of each of the Policies the Borrower will deliver to the Lender satisfactory evidence of the renewal of each of the Policies. Sums paid to the Lender by any insurer shall be retained and applied by the Lender toward payment of the Debt in such priority and proportions as the Lender in its discretion shall deem proper. If the Lender shall receive and retain such insurance money, the Debt shall be reduced only by the amount thereof received after expenses of collection and retained by the Lender and actually applied by the Lender in reduction of the Debt. The Lender shall be entitled, in the event of other insurance and contribution between the insurers, to receive from the insurance moneys to be paid such an amount as would have been payable under the policy or policies held for the benefit of the Lender in case there had been no contribution.

         B. The Borrower shall at all times cause the mortgagors under the Mortgages (each a "Mortgagor" and collectively, the "Mortgagors") to keep the properties encumbered thereby (each, a "Mortgaged Property" and collectively, the "Mortgaged Properties") insured in accordance with the provisions of the Mortgages, and shall provide Lender with evidence of not less than fifteen (15) days prior to the expiration of such insurance policies, and at such other times as Lender may reasonably request. In the event that the Borrower is at any time entitled, pursuant to the provisions of any Mortgage, to receive and retain the proceeds of any such insurance policy, such proceeds shall be received by the Borrower as trustee for the Lender, and paid to the Lender in reduction of the Debt (unless the Lender shall agree to Substitute Collateral, as provided for in paragraph 9 hereof). If the Lender shall receive and retain such insurance money, the Debt shall be reduced only by the amount thereof received after reasonable expenses of collection and retained by the Lender and actually applied by the Lender in reduction of the Debt.

         4. The Borrower will cause the Mortgagors to pay all taxes, assessments, water rates, sewer rents and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Mortgaged Properties, now or hereafter levied or assessed against the Mortgaged Properties (the "Taxes") as same become due and payable. The Borrower will deliver to the Lender, upon request, evidence satisfactory to the Lender that the Taxes are not delinquent.

         5. In the event that the Borrower shall collect escrow from any Mortgagor to pay Taxes, insurance premiums, ground rents or any other sums payable by Mortgagor, or in the event that the Borrower shall require any Mortgagor to deposit any repair reserve, replacement reserve, leasing commission reserve, interest reserve or other reserve or escrow of any kind or nature whatsoever in connection with any Property, the Borrower shall cause all such amounts to be maintained in one or more accounts with the Lender (except to the extent that the documents executed in connection with the relevant Mortgage require otherwise). In addition, to the extent permitted under the Mortgages, the Borrower shall cause all tenant security deposit accounts with respect to the Mortgaged Properties to be maintained with the Lender.

         6. In the event that the Borrower shall receive any condemnation or similar award with respect to any Mortgaged Property, such award shall be received by the Borrower as trustee for the Lender, and paid to the Lender in reduction of the Debt (unless the Lender shall agree to Substitute Collateral, as provided for in paragraph 9 hereof). If the Lender shall receive and retain any such condemnation award, the Debt shall be reduced only by the amount thereof received after reasonable expenses of collection and retained by the Lender and actually applied by the Lender in reduction of the Debt The Lender may apply any such award to the discharge of the Debt whether or not then due and payable.

         7. The Debt will, at the option of the Lender, become immediately due and payable in the event of a change in control of the Borrower without the express written consent of the Lender, which may be granted or withheld in the Lender's sole discretion.

         8. No material modifications or amendments shall be made with respect to any Mortgage Note, Mortgage or Other Documents without the express written consent of the Lender, which may be granted or withheld in the Lender's sole discretion. In addition, no extensions of the maturity date of any Loan extend such maturity date beyond six (6) years from the origination thereof without the express written consent of the Lender, which may be granted or withheld in the Lender's sole discretion.

         9. In the event that a default shall occur under any Mortgage Note, Mortgage or any of the Other Documents executed in connection with any Loan, and such default shall continue for a period of ninety (90) days, the defaulted Mortgage, together with the Mortgage Note and the Other Documents executed in connection therewith, shall be reassigned to the Borrower and the Borrower shall simultaneously be required to either (i) repay the Debt to the extent necessary to cause the outstanding balance of the Debt to be not more than sixty (60%) of all non-defaulting Loans then assigned to the Lender as collateral for the Debt or (ii) replace the subject Loan with a different Loan of equivalent or greater comparable value, as determined by the Lender in its sole discretion, having a term of not more than six (6) years, encumbering income producing properties, (the "Substitute Collateral"). At all times, at least eighty (80%) percent of the Mortgaged Properties shall be located in the New York metropolitan area, including New Jersey, Pennsylvania and Connecticut. The Mortgage, Mortgage Note and Other Documents with respect to any such Substitute Collateral shall (i) be prepared on standard forms (the "Forms") which have been preapproved by the Lender and (ii) be acceptable to Lender in all respects in its reasonable discretion. Without limiting the generality of the foregoing, prior to the Lender accepting any such Substitute Collateral, the Lender will receive (i) the original Mortgage, Mortgage Note and Other Documents with respect to the Substitute Collateral, along with a written explanation of all changes that have been made to the Forms in connection with such Substitute Collateral, which changes shall be subject to review and approval by the Lender and the Lender's counsel prior to the Lender accepting any such Loan for assignment; (ii) an affidavit executed by a knowledgeable representative of the Borrower, stating that such Loan or Loans being assigned are not in default, and setting forth the unpaid principal balance thereof; (iii) an executed Collateral Assignment with respect to such Substitute Collateral, in the form annexed hereto as Exhibit B; and (iv) to the extent that the mortgagee with respect to such Substitute Collateral is not the Borrower hereunder, the guaranty of such mortgagee with respect to the Debt, to the extent of the principal amount of such Substitute Collateral.

         10. After request by the Lender, the Borrower, within ten (10) days and at its expense, will furnish to the Lender a statement, duly acknowledged and certified, setting forth the amount of the Debt, the rate of interest thereon, the date installments were last paid, the offsets or defenses thereto, if any, and that the Note and this Agreement have not been modified or, if modified, giving particulars of such modification.

         11. Any notice, demand, statement, request or consent made hereunder shall be in writing and will be deemed given when postmarked, addressed and mailed to the address, as set forth above, of the party to whom such notice is to be given, or to such other address as the Borrower or the Lender, as the case may be, shall designate in writing in the manner hereinabove set forth.

         12. The Lender shall assign any Mortgage Note, Mortgage and Other Documents (i) back to the Borrower upon (A) payment to the Lender of an amount sufficient to reduce the outstanding principal amount of the Debt to not more than sixty (60%) percent of the unpaid principal amount of the Collateral, plus accrued and unpaid interest thereon if any or (B) delivery of Substitute Collateral meeting the requirements of paragraph 9 hereof to the Lender and the acceptance of same by the Lender or (ii) to or at the direction of the Mortgagor, upon the payment to the Lender of all amounts due with respect to the applicable Loan. The Borrower will pay the Lender's reasonable expenses in connection with such assignment, including, but not limited to, recording charges and reasonable attorneys fees.

         13. If any law or ordinance is enacted or adopted which imposes a tax, either directly or indirectly, on the Note, this Agreement or the Debt, the Borrower will pay such tax with interest and penalties thereon, if any. In the event that the Lender shall be advised by counsel chosen by it that the payment of such tax or interest and penalties by the Borrower would be unlawful, taxable to the Lender or unenforceable or would provide the basis for a defense of usury, then and in that event the Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

         14. If at any time the United States of America, any state thereof or any subdivision of any such state shall require revenue or other stamps to be affixed to the Note or this Agreement, or shall impose any other tax or charge on the same, the Borrower will pay for the same with interest and penalties thereon, if any.

         15. The Borrower will keep proper books of records and account with respect to their operations in accordance with generally accepted accounting principles, and will furnish to the Lender with annual accounting statements within ninety (90) days after the end of each calendar year, in form satisfactory to the Lender, which shall disclose in reasonable detail all earnings and expenses of the Borrower, certified by independent certified public accountants of recognized standing satisfactory to the Lender. In addition, the Borrower shall submit to the Lender within 15 days of the end of each calendar month (a) a monthly aging report with respect to the Loans, which aging report shall be in form and substance satisfactory to the Lender in its sole discretion, (b) a schedule of any Loans modified or extended during such month, and a description of such modification or extension and (c) a description of any uncured monetary or other material events of default under any of the Loan Documents. Additionally, the Borrower will submit to the Lender a quarterly borrowing base and detailed portfolio information, in the form previously submitted to and approved by the Lender.

         16. The Borrower will observe and perform each and every term to be observed or performed by the Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Collateral.

         17. The Debt will become due at the option of the Lender upon any one or more of the following events:

                  (a) if any Installment is not paid within ten (10) days after the same is due;

                  (b)      Intentionally omitted;

                  (c) if the Policies are not kept in full force and effect or if the Policies are not assigned and delivered to the Lender upon request;

                  (d) if the Borrower does not furnish a statement, in the manner provided herein, of the amount of the Debt and the offsets or defenses thereto, if any;

                  (e) if without the consent of the Lender any material modification, amendment or extension is made to any of the Mortgage Notes, the Mortgages and/or the Other Documents;

                  (f) if, within ninety (90) days of the occurrence of any default under any of the Mortgage Notes, Mortgages or Other Documents, the Borrower shall not have complied with the provisions of paragraph 9 hereof.

                  (g) if any representation or warranty of the Borrower or of any person (a "guarantor") guaranteeing payment of the Debt or any portion thereof or the performance by the Borrower of any of the terms of the Note or this Mortgage, made herein or in any such guaranty or in any certificate, report, financial statement or other instrument furnished in connection with the making of the Note, this Agreement or any such guaranty, shall prove false or misleading in any material respect;

                  (h) if the Borrower or any guarantor shall make an assignment for the benefit of creditors;

                  (i) if a receiver, liquidator or trustee of the Borrower or of any guarantor shall be appointed or if the Borrower or any guarantor shall be adjudicated a bankrupt or insolvent or if any petition for bankruptcy, reorganization or arrangement pursuant to the Federal Bankruptcy Code or any similar federal or state statute shall be filed by or against the Borrower or any guarantor or if any proceeding for the dissolution or liquidation of the Borrower or of any guarantor shall be instituted and, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by the Borrower or such guarantor, upon the same not being discharged, stayed or dismissed within ninety (90) days;

                  (j) if the Borrower does not reimburse the Lender upon demand for all reasonable expenses incurred in remedying any default of the Borrower hereunder or in appearing in, defending or bringing any action or proceeding to protect the Lender's interest in the Collateral, including reasonable attorneys' fees, with interest as provided herein;

                  (k) if for fifteen (15) days after notice from the Lender the Borrower shall continue to be in default under any other covenant of the Borrower hereunder;

                  (l) if, after a default thereunder, the Lender elects to enforce its rights under the Note or any instrument which may be held by the Lender as additional security for the Debt;

                  (m) if at any time the Borrower shall fail to comply with the requirements of paragraph 33 or 34 hereof.

                  Upon the occurrence of any one of the foregoing events set forth in this Paragraph 17 and upon the Lender exercising its option to declare the Debt immediately due and payable by reason thereof, the Borrower will pay, from the date of that event, interest at the rate of 24% per annum (the "Default Rate").

         Notwithstanding anything contained in this paragraph 17 to the contrary, except for items set forth in subparagraph 17(a), Lender shall provide Borrower with thirty (30) days written notice of defaults hereunder which shall be a condition precedent to the imposition of the default rate set forth above or the acceleration of the Debt.

         18. If the Borrower fails to make any payment or to do any act as herein provided, the Lender may, but without any obligation to do so and without notice to or demand on the Borrower and without releasing the Borrower from any obligation hereunder, make or do the same in such manner and to such extent as the Lender may deem necessary to protect the security hereof, the Lender being authorized to appear in, defend or bring any action or proceeding to protect its interests in the Mortgaged Property or collect the Debt. The cost and expense thereof (including reasonable attorneys' fees), with interest as provided in this paragraph, shall be due from Borrower upon demand made by the Lender. All such costs and expenses incurred by the Lender in remedying such default or in appearing in, defending or bringing any such action or proceeding shall be paid with interest at the Default Rate for the period after notice from the Lender that such cost or expense was incurred to the date of payment to the Lender. All such costs and expenses incurred by the Lender pursuant to the terms hereof, with interest, shall be deemed to be secured by the Collateral.

         19. The failure of the Lender to insist upon strict performance of any term of the Note or this Agreement shall not be deemed to be a waiver of any term of the Note or this Agreement. The Borrower shall not be relieved of the Borrower's obligations hereunder by reason of (a) the failure of the Lender to comply with any request of the Borrower or any guarantor to take any action to enforce any of the provisions hereof or of the Note, (b) the release, regardless of consideration, of the whole or any part of the Collateral, or (c) any agreement or stipulation by the Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note or this Agreement. The Lender may resort for the payment of the Debt to any other security held by the Lender in such order and manner as the Lender, in its discretion, may elect. The rights of the Lender under this Agreement shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of the Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         20. If the Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

         21. The terms of the Note and this Mortgage shall be construed by the laws of the State of New York, except as herein expressly provided to the contrary.

         22. This Agreement shall also constitute a security agreement. The Collateral includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of the Borrower in the Collateral.

         The Borrower will, at the request of the Lender, deliver to the Lender any and all further instruments which the Lender shall require in order to further secure and perfect the lien of this Mortgage. The Lender is authorized and empowered to file financing statements, as required by the Uniform Commercial Code, to perfect its lien against the foregoing types of personal property without first obtaining the signature of the Borrower on the financing statements.

         23. The Borrower (and the undersigned representative of the Borrower, if any) has full power, authority and legal right to execute this Mortgage and to keep and observe all of the terms of the Note and this Agreement on the Borrower's part to be performed.

         24. The Lender has the right to appear in and defend any action or proceeding brought with respect to the Collateral and to bring any action or proceeding, in the name and on behalf of the Borrower, which Lender, in its discretion, feels should be brought to protect its interests in the Collateral.

         25. If any term, covenant or condition of the Note or this Agreement is held to be invalid, illegal or unenforceable in any respect, the Note and this Agreement shall be construed without such provision.

         26. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         27. If the Borrower is a corporation, the execution and delivery of this Agreement has been duly authorized by the board of directors of the Borrower and there is no requirement under its certificate of incorporation or its by-laws for consent of shareholders to this transaction; or if the Borrower is a partnership, the execution and delivery of this Agreement has been duly authorized by the partners of the Borrower pursuant to its partnership agreement; or if the Borrower is a limited liability company, the execution and delivery of this Agreement has been duly authorized in accordance with its operating agreement or if the Borrower is a trust, the execution and delivery of this Agreement has been duly authorized in accordance with its trust indenture.

         28. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement shall be used interchangeably in singular or plural form. The word "Borrower" shall mean "each Borrower and/or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein". The word "Lender" shall mean "the Lender or any subsequent holder of the Note". The word "Note" shall mean "the Note or any other evidence of indebtedness secured by this Mortgage". The word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority or other entity. The word "Collateral" shall include any portion of the Collateral or interest therein. The words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein. The word "Debt" shall mean the principal with interest thereon and all other sums due pursuant to the Note and secured by this Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

         29. This Agreement cannot be changed orally but only in writing by the person to be charged.

         30. The Borrower hereby agrees that upon its failure to pay the Debt on the maturity date the Borrower will pay to the Lender interest on the then unpaid principal at the Default Rate from the maturity date and until the actual receipt and collection of the Debt by the Lender. This charge shall be added to the principal and shall be deemed to be part of the Debt. This paragraph, however, shall not be construed as an agreement or privilege to extend this Agreement, nor as a waiver of any other right or remedy accruing to the Lender by reason of any such default.

         31. The Borrower hereby waives the right to assert a counterclaim other than a compulsory counterclaim in any action or proceeding brought against it by the Lender and waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by the Lender against the Borrower on any matters whatsoever arising out of or in any way connected with the Note, this Agreement or the Debt.

         32. This Agreement is subject to the express condition that at no time shall the Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject the Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Borrower is permitted by law to contract or agree to pay. If by the terms of this Agreement or the Note the Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the rate of interest under this Agreement and/or the Note shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments toward the reduction of principal and not to the interest due hereunder.

         33. At all times throughout the term hereof, the Borrower shall maintain liquid assets (in the form of cash or marketable securities) in no less than the following amounts:

        Amount of Debt OutstandingLiquid Asset Requirement
        --------------------------------------------------
        Up to $5,000,000.00      20% of outstanding amount
        Above $5,000,000.00      15% of outstanding amount

         34. At all times throughout the term hereof, (i) the Borrower shall have a minimum shareholder equity (net of securities available for sale) of not less than $50,000,000.00; (ii) the Borrower's ratio of recourse bank debt to shareholder's equity shall not be greater than thirty (30%) percent; and (iii) Borrower's annual debt service coverage ratio (based upon the full amount of the of the Debt, whether or not advanced) is not less than 1.65:1. Borrower shall provide Lender with evidence of the foregoing, satisfactory to Lender in Lender's sole discretion, at any time on ten (10) days written notice.

         35. To the extent that, on the date hereof, sixty (60%) of the principal due with respect to the Loans is less than $15,000,000.00, the Borrower shall have the right, subsequent to the date hereof, to deliver additional Loans to the Lender as collateral for the Debt, provided that such additional Loans meet the definition of "Substitute Collateral" as provided for herein.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Borrower and the Lender as of the date first above written.


                                    BRT REALTY TRUST


                                    By:     ____________________________________
                                            Mark H. Lundy, Vice President

                                    NORTH FORK BANK

                                    By:     _________________________________
                                            Matt Vega, Senior Vice President

STATE OF NEW YORK )
                                    )ss.:
COUNTY OF SUFFOLK          )


         On the 25th day of July, 2001, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                  ------------------------------
                                  Notary Public
STATE OF NEW YORK )
                  )ss.:
COUNTY OF SUFFOLK )


         On the 25th day of July, 2001, before me, the undersigned, personally appeared Matt Vega, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                 ------------------------------
                                  Notary Public



EXHIBIT A
                             SCHEDULE OF COLLATERAL

Address                        Original          Current     Date/Recorded 1
                              Principal         Principal
                               Balance           Balance


3206 Emons Avenue a/k/a    $2,410,677.18                     2/28/01
3216 Emmons Avenue                                           Rec. 3/16/01
Brooklyn, NY                                                 Reel 5105 Page 410

714 Conduit Boulevard      $1,566,670.00                     2/28/01
Brooklyn, NY                                                 Rec. 3/16/01
                                                             Reel 5105 Page 335

Southside Terrace Apts.    $1,320,000.00                     9/13/99
Southside Avenue                                             Rec. 9/24/99
New Paltz, NY                                                Liber 2969 Page 33

40 Clinton Street          $665,000.00                       9/22/99
Newark, New Jersey                                           Rec. 10/7/99
                                                             Book 7377 Page 557

111 East 26th Street       $1,717,000.00                     2/9/2000
234 East 52nd Street                                         Rec. 3/10/2000
New York, NY                                                 Reel 3063 Page 2369

291 East 3rd Street        $700,000.002                      6/22/2000
New York, NY               $550,000.003                      Building Loan Rec.
                                                             8/16/2000
                                                             Reel 3146 Page 1491
                                                             First Mortgage Rec.
                                                             8/16/00
                                                             Reel 3146 Page 1537

611 East Broad St.         $1,675,000.00                     10/26/2000
Bethlehem, PA.                                               Rec. 11/15/2000
                                                             Vol. 2000-1 Pg. 151966

5020 S. Cleveland Ave.     $660,000.00                       5/2/2000
Fort Meyers, Fla.                                            Rec. 5/8/2000
                                                             Book 3252 Page 2869


400 Kent Avenue            $2,387,442.32                     7/16/98
Brooklyn, NY                                                 Rec. 11/19/98
                                                             Reel 4324 Page 1046

350 Warren Street          $2,900,000.00                     7/1/98
Jersey City, New Jersey                                      Rec. 7/15/98
                                                             Book 6634 Page 001

1802 East Jericho Tpke.    $800,000.00                       7/31/98
Dix Hills, New York                                          Rec.9/9/98
                                                             Liber 19395 Page 136

Normandy Park Apartments   $5,350,000.00                     6/7/01
11110 North 56th Street                                      Recorded original not
Tampa, Florida                                               yet received.

233 East 77th Street       $499,000.00                       11/1/00
New York, New York                                           Rec. 2/12/01
                                                             Reel 3231 Page 2226

3091 S.R. 35               $515,000.00                       12/8/98
Hazlet, New Jersey                                           Rec. 12/17/98
                                                             Book MB-6657
                                                             Page 325


EXHIBIT B
                          FORM OF COLLATERAL ASSIGNMENT

                        COLLATERAL ASSIGNMENT OF MORTGAGE

         KNOW THAT, ______________________, a _____________________, having an address at 60 Cutter Mill Road, Suite 303, Great Neck, New York 10021 ("Assignor"), in consideration of Ten ($10.00) Dollars paid by NORTH FORK BANK, a corporation organized under the Banking Law of the State of New York having its principal offices at 275 Broadhollow Road, Melville, New York 11747 (the "Assignee"), hereby assigns unto the Assignee all of its right, title and interest in and to the mortgage set forth on Schedule B annexed hereto and made a part hereof, the mortgage note secured thereby, and all other documents executed in connection therewith

Covering premises known as _____________________________ and more particularly described by Schedule A annexed hereto

TOGETHER with the bonds or notes or obligations described in said mortgages and the moneys due and to grow due thereon with the interest; TO HAVE AND TO HOLD the same unto the Assignee and its successors and assigns forever.

This assignment is made without recourse to the Assignor in any event.

This assignment is not subject to section 275 of the Real Property Law because it is an assignment within the secondary mortgage market.

This is a collateral assignment, intended to secure repayment of that certain Promissory Note made by Assignor in favor of Assignee of even date herewith in the principal amount of FIFTEEN MILLION AND 00/100 ($15,000,000.00) DOLLARS, and is given pursuant to the provisions of that certain Revolving Credit Agreement of even date herewith between Assignor and Assignee.

IN WITNESS WHEREOF, the Assignor has duly executed this Assignment this ____ day of ____, 2001.



                                     ----------------------------------


                              By:      _____________________________




STATE OF NEW YORK )
                  )ss.:
COUNTY OF SUFFOLK )


         On the _____ day of ____, 2001, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


                                  ------------------------------
                                  Notary Public

                                   SCHEDULE A

                                   SCHEDULE B

                               ------------------


                                       TO


                                 NORTH FORK BANK
       ===============================================================

                        COLLATERAL ASSIGNMENT OF MORTGAGE

       ===============================================================

                                    Premises:


                           The within premises lie in
                                   Block , Lot
                               in ________ County





                              Record and Return to:


                       Stark, Amron, Liner & Narotsky, LLP
                             7 Penn Plaza, Suite 600
                            New York, New York 10001

                           REVOLVING CREDIT AGREEMENT


                                BRT REALTY TRUST

                                     - to -

                                 NORTH FORK BANK


                      Stark, Amron, Liner & Narotsky, LLP
                             7 Penn Plaza, Suite 600
                            New York, New York 10001


--------
1 Of  most recent consolidation agreement, if applicable.
2 Building Loan
3 First Mortgage